SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: July 29, 1999


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)




              Delaware             0-19266                23-1370721
           (State or Other       (Commission             (IRS Employer
           Jurisdiction of       File Number)         Identification No.)
            Incorporation)



1720  Sublette  Avenue
St.  Louis,  MO                                    63110
(Address  of  Principal  Executive  Offices)     (Zip  Code)



(314)  771-2400
(Registrant's  telephone  number,  including  area  code)


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ITEM  5.     OTHER  EVENTS.



     On July 28, 1999, the Registrant issued a news release announcing that its president, chief executive officer and a director, Uma Nandan Aggarwal has resigned to pursue other interests. Chief Financial Officer Thomas A. Jenuleson will serve as acting CEO of the company until a permanent CEO is selected. The Registrant's news release, issued on July 28, 1999, is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ALLIED HEALTHCARE PRODUCTS, INC.


Date:  July  29,  1999                By:  /s/  Thomas  A. Jenuleson
                                           -------------------------
                                       Name:    Thomas  A.  Jenuleson
                                       Title:  Acting  Chief  Executive  Officer


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                                  EXHIBIT INDEX


Exhibit  No.                Description                            Page  No.
------------                -----------                            ---------

    1.                      News  Release  dated  July  28,  1999          5





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